UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23660

(Investment Company Act file number)

USVC Venture Capital Access Fund

(Exact name of Registrant as specified in charter)

140 Lakeside Avenue, Suite 100

Seattle, WA 98122

(Address of principal executive offices) (Zip code)

AngelList Asset Management, LLC

140 Lakeside Avenue, Suite 100

Seattle, WA 98122

(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 729-0934

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

USVC Venture Capital Access Fund

Annual Report

March 31, 2026

©2026 USVC, all rights reserved. www.usvc.com

USVC Venture Capital Access Fund

Shareholder Letter

March 31, 2026 (Unaudited)

Dear Shareholders,

We are pleased to present the inaugural annual report for the USVC Venture Capital Access Fund (“USVC” or, the “Fund”) for the period ending March 31, 2026. We appreciate all who were early investors in the Fund since it commenced operations November 3, 2025.

USVC exists to give everyday investors access to the private technology companies shaping the future. Venture capital has historically been closed to most Americans. We believe the best technology companies create extraordinary value before they go public, and the people who benefit should not be limited to a small group of private allocators.

We spent much of our first year building the foundation: standing up operations, securing SEC effectiveness, onboarding service providers, and making our first investments. The portfolio now includes exposure, either directly or through special purpose vehicles or venture capital funds, to xAI (acquired by SpaceX), Anthropic, OpenAI, Vercel, Crusoe, Sierra, and Legora, reflecting the kind of access we set out to provide and intend to build on as the Fund grows.

We are also excited to announce two important additions to the team since USVC launched who we believe will help the Fund as it seeks to grow in the future:

1. Ankur Nagpal joined as Portfolio Manager of the Fund. Ankur is a repeat founder turned investor. He built Teachable from scratch to a $250M exit to Hotmart, turned his operator experience into a $100M+ fund with Vibe Capital, and most recently founded Carry.com, a tax-optimized investing platform for business owners and high earners. He is now responsible for day-to-day management of the Fund’s portfolio.

2.  Naval Ravikant was appointed Chairman of the Investment Committee of USVC's Investment Adviser. Naval co-founded AngelList in 2010. The AngelList platform has provided more than 100,000 investors exposure to nearly 30,000 startups. He has invested in 400+ companies, with early investments in Uber, Twitter, Notion, and others before they were obvious. His pattern recognition now guides the Fund’s strategic direction.

Looking ahead, we are focused on continuing to build a portfolio of category-defining companies and expanding access to USVC through new platforms.

Thank you for entrusting us with your investment. We take it seriously.

Regards,

Erik Syvertsen

Annual Report | March 31, 2026	3

USVC Venture Capital Access Fund

Schedule of Investments

March 31, 2026

	Acquisition
Non-controlled/non-affiliated investments - 42.61%(1)	Date	Cost	Value
Venture Capital Funds - 21.66%
Technology - 21.66%
Acquired Capital Fund I LP(2)(3)(4)	11/24/2025	$1,800,000	$1,950,382

Special Purpose Vehicles - 20.95%
Technology - 20.95%
NB Ventures XAI II LP(2)(4)	12/16/2025	1,891,892	1,887,250
Total non-controlled/non-affiliated investments		3,691,892	3,837,632

Short-Term Investments- 55.74%	Shares
Money Market Fund - 55.74%
First American Government Obligations Fund Class
X, 3.57%(5)	5,020,925	5,020,925	5,020,925
Total Short-Term Investments		5,020,925	5,020,925

Total Investments - 98.35%		$8,712,817	$8,858,557
Other Asset and Liabilities, Net - 1.65%			148,924
Net Assets - 100.00%			$9,007,481

(1)	The Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities and would be an “affiliate” of the portfolio company if we owned 5% or more of its voting securities.
(2)	All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.
(3)	Level 3 securities fair valued using significant unobservable inputs. The total value of these securities is $1,950,382, which represents 21.66% of total net assets of the Fund.
(4)	No shares issued or principal amount.
(5)	The rate shown is the annualized 7-day yield as of March 31, 2026.

See Notes to Financial Statements

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USVC Venture Capital Access Fund

Statement of Assets and Liabilities

March 31, 2026

ASSETS:
Non-controlled/non-affiliated Investments, at fair value (Cost $3,691,892)	$3,837,632
Short term investments (Cost $5,020,925)	5,020,925
Receivable from Adviser	383,182
Interest receivable	15,028
Prepaid expenses and other assets	6,106
Total Assets	9,262,873

LIABILITIES:
Administration fees payable	68,066
Audit and tax fees payable	58,064
Insurance premiums payable	38,163
Legal fees payable	31,451
Transfer agency fees payable	19,041
Custody fees payable	16,988
Compliance service fees payable	10,267
Shareholder servicing fees payable	8,454
Accrued expenses and other liabilities	4,898
Total Liabilities	255,392
Commitments and contingencies (Note 6)
NET ASSETS	$9,007,481

NET ASSETS CONSIST OF:
Paid-in capital	$8,830,008
Distributable earnings	177,473
NET ASSETS	$9,007,481

Common Shares of Beneficial Interest
Net Assets	$9,007,481
Outstanding shares(unlimited number of shares authorized)	441,835
Net Asset Value per Share	$20.39

See Notes to Financial Statements.

Annual Report | March 31, 2026	5

USVC Venture Capital Access Fund

Statement of Operations

For the Period
November 3, 2025
(Commencement of
Operations)
to March 31, 2026
INVESTMENT INCOME:
Dividend income	$82,329
Total Investment Income	82,329

EXPENSES:
Investment advisory fees (Note 7)	33,817
Administrative service fees	167,034
Legal fees	99,021
Audit and tax fees	65,939
Trustees' fees	61,949
Insurance fees	38,163
Transfer agency fees	28,623
Compliance fees	24,984
Custody fees	16,988
Printing fees	13,408
Shareholder servicing fees - Investor Class	8,454
Other expenses	47,351
Total Expenses	605,731
Contractual fees waived/expenses reimbursed by Adviser (Note 7)	(555,135)
Net Expenses	50,596
NET INVESTMENT INCOME	31,733

UNREALIZED APPRECIATION ON INVESTMENTS:
Net change unrealized appreciation on investments	145,740
NET UNREALIZED APPRECIATION ON INVESTMENTS	145,740
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,473

See Notes to Financial Statements.

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USVC Venture Capital Access Fund

Statement of Changes in Net Assets

For the Period
November 3, 2025
(Commencement of
Operations) to
March 31, 2026
OPERATIONS:
Net investment income	$31,733
Net change in unrealized appreciation on investments	145,740
Net Increase in Net Assets Resulting from Operations	177,473

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—
Total Distributions to Shareholders	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	8,730,008
NET INCREASE FROM BENEFICIAL SHARE TRANSACTIONS:	8,730,008

Net increase in net assets	8,907,481

NET ASSETS:
Beginning of period	100,000
End of period	$9,007,481

CAPITAL SHARE ACTIVITY:
Beginning of period	5,000
Shares sold	436,835
Net increase in shares outstanding	436,835
Ending shares	441,835

See Notes to Financial Statements.

Annual Report | March 31, 2026	7

USVC Venture Capital Access Fund

Statement of Cash Flows

For the Period
November 3, 2025
(Commencement of
Operations) to
March 31, 2026
Operating Activities:
Net increase in net assets resulting from operations	$177,473
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(3,691,892)
Net purchases of short-term investments	(5,020,925)
Net change in unrealized appreciation on investments	(145,740)
Change in operating assets and liabilities:
Receivable from adviser	(383,182)
Interest receivables	(15,028)
Prepaid expenses and other assets	(6,106)
Audit and tax fees payable	58,064
Insurance fees payable	38,163
Legal fees payable	31,451
Transfer agency fees payable	19,041
Custody fees payable	16,988
Compliance fees payable	10,267
Shareholder servicing fees payable	8,454
Administration fees payable	68,066
Accrued expenses and other liabilities	4,898
Net cash used in operating activities	(8,830,008)

Financing Activities:
Proceeds from shares sold	8,730,008
Net cash provided by financing activities	8,730,008
Net decrease in cash during the period	(100,000)
Net change in cash and cash equivalents	(100,000)

Cash and cash equivalents, beginning of period	$100,000
Cash and cash equivalents, end of period	$–

See Notes to Financial Statements.

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USVC Venture Capital Access Fund

Financial Highlights

For a Share Outstanding Throughout the Period Presented

For the Period November 3, 2025
(Commencement of Operations)
to March 31, 2026(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.00
INCOME FROM OPERATIONS:
Net investment income	0.07
Net unrealized appreciation on investments	0.32
Total from investment operations	0.39

LESS DISTRIBUTIONS:
From net investment income	–
Total distributions	–

NET INCREASE IN NET ASSET VALUE	0.39
NET ASSET VALUE, END OF PERIOD	$20.39

Net assets, end of period (000s)	$9,007

TOTAL RETURN (2)	1.95%

RATIOS/SUPPLEMENTAL DATA:

Ratio of expenses to average net assets excluding fee waivers and reimbursements (3)	17.79%
Ratio of expenses to average net assets including fee waivers and reimbursements (3)	1.49%
Ratio of net investment income to average net assets(3)	0.93%

Portfolio turnover rate(4)	–

(1)	Includes adjustments in accordance with generally accepted accounting principals in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions
(2)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(3)	Expenses and net investment income ratios have been annualized for periods less than twelve months.
(4)	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.

See Notes to Financial Statements.

Annual Report | March 31, 2026	9

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

1. ORGANIZATION

USVC Venture Capital Access Fund (“Fund”), formerly known as SVX LLC, Silicon Valley Access Fund LLC and AL Venture Fund LLC, is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end, management investment company operates as a tender offer fund. The Fund was initially organized as a Delaware limited liability company on April 8, 2021 and was subsequently converted into a Delaware statutory trust on August 7, 2025. The Fund commenced operations November 3, 2025 ("Commencement of Operations"). The common shares of beneficial interest of the Fund (“Shares”) will be continuously offered under Rule 415 of the Securities Act of 1933, as amended (“Securities Act”). The Fund has elected and intends to continue to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). The Fund is designed principally for long-term investors and not as a trading vehicle.

The Fund’s investment adviser is AngelList Asset Management, LLC (formerly Strawberry Tree Management Company LLC) (“Investment Adviser”), an investment adviser registered under the Investment Advisers Act of 1940.

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in interests of venture capital funds (“Investment Vehicles”), which will principally hold equity securities (e.g., common and/or preferred stock, equity-linked securities convertible into such equity securities), without restriction to market capitalization, and in underlying private growth-oriented companies (“Portfolio Companies”, and together with Investment Vehicles, “Portfolio Investments”). Investment Vehicles may include special purpose vehicles that are entities formed to purchase securities of a single Portfolio Company. Private growth-oriented companies are private companies that the Fund’s Investment Adviser believes, at the time of investment, have the potential for significant growth. The Fund intends to focus on companies innovating or enabling innovation in sectors being transformed by technology. These include, without limitation, information technology, artificial intelligence, life sciences, telecommunications and media, biotechnology, energy, education, healthcare, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, transportation, semiconductors, robotics, logistics and infrastructure, defense, gaming and financial services.

Portfolio Investments may partially hold digital assets and cryptocurrencies. Digital assets and cryptocurrencies (also called “crypto assets”) are digital tokens or coins that are secured by cryptography, typically using blockchain technology, enabling decentralized transactions and ownership verification. The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. Digital assets and cryptocurrencies include things like tokens used in apps, coins used to power networks and assets sold in coin offerings. The Fund does not intend to directly invest in digital assets or cryptocurrencies. The Fund may directly purchase equity securities in Portfolio Companies or purchase such securities through secondary transactions, without restriction to market capitalization and interests in private fund general partners. The Fund expects to acquire fund interests through new subscriptions, as well as the acquisition of existing fund interests in secondary transactions, and may invest in Investment Vehicles that utilize the AngelList platform, a technology platform that offers technology infrastructure and administration services to private funds, operated by AL Advisors Management Inc. and its affiliates (“Platform”) for fund administration. The Platform is an affiliate of the Investment Adviser.

The Fund will generally hold Portfolio Investments until a liquidity event or dissolution event with respect to such Portfolio Investment occurs. Notwithstanding the foregoing, the Fund may sell securities of Portfolio Investments from time to time if, in the judgment of the Investment Adviser, it is necessary to further the best interests of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund maintains its accounting records in U.S. dollars. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents – Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Money market funds are classified as short term investments and are included in the Fund's Schedule of Investments. Other cash equivalents, if any, are carried at cost or amortized cost which approximates fair value.

Valuation of Investments – The net asset value (“NAV”) of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share will be offered at NAV next calculated after receipt of the purchase in good order, plus the applicable sales load. A purchase will be deemed to have been received in good order if the application for Shares has been completed in accordance with the instructions provided to the investor. During the continuous offering, the price of the Shares will increase or decrease on a daily basis according to the NAV of the Shares. In computing NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies approved by the Board of Trustees (“Board”, each member of which a "Trustee").

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USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

The Board has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Investment Adviser has developed valuation procedures and methodologies, which have been approved by the Board, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. The Board oversees the implementation of the Fund’s valuation procedures. The Board shall monitor (i) the material aspects of the Fund’s valuation procedures as adopted by the Board and revised from time to time, and (ii) the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.

As the Fund’s valuation designee, the Investment Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable by designating an internal Valuation Committee (the “Committee”) to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of those valuation policies. The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Fund’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, broker quotes, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Annual Report | March 31, 2026	11

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

When the Fund makes a new investment, the transaction price (cost) is usually deemed the best indicator of fair value at that time (absent contrary evidence). Thus, new investments are initially recorded at cost. When the Fund acquires an interest in an underlying fund via a secondary transaction at a discount, the Investment Adviser may record the investment up to the reported NAV if it reflects fair value. The purchase discount shall not in itself constrain the fair value assigned if the Investment Adviser determines the discount reflects transaction-specific factors (e.g., liquidity needs of the seller) rather than a fundamental impairment in the underlying assets.

After initial recognition, the fair value of each investment is reviewed daily and adjusted when evidence suggests a change in value. The Fund employs an event-driven valuation approach supplemented by regular reviews. The Investment Adviser will update an investment’s fair value upon the occurrence of any material event that provides meaningful evidence of value change, such as: pending exits or ownership changes; receipt of a capital account statement; new financing rounds; secondary transactions; impairment indicators; and third-party valuation assessments.

Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Dividend income earned on short-term money market investments is accrued daily. Non-cash dividends, if any, are included in dividend income at the fair value of the security received. Interest income is accrued as earned. Unrealized gains or losses resulting from appreciation or depreciation in the fair value of investments is recorded upon the determination of a change in fair value of an investment held.

Organizational and Offering Cost

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of Trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/ or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

The Investment Adviser paid all organization and offering costs of the Fund. On May 15, 2026, the Investment Adviser agreed that it would not seek reimbursement from the Fund for any organization and offering costs of the Fund which it had paid, therefore no organization or offering costs are included in the Fund's financial statements.

Distributions

Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from an Investment Vehicle, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy), once each fiscal year at such time as the Board determines in its sole discretion (or twice in a fiscal year at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the 1940 Act.) The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.

3. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to qualify annually as a regulated investment company (“RIC”) under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short term capital gains in excess of realized net long term capital losses, if any. The Fund has adopted a Tax Year End of September 30th and the Fund's first tax year end was September 30, 2025. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026 the only tax year subject to examination by Federal, State and Local Tax Jurisdictions is for the Tax Year Ended September 30, 2025.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. As of March 31, 2026, the Fund has not recognized any tax liability for unrecognized tax benefits or expenses and did not incur any interest or penalties resulting from the Fund's initial tax year end of September 30, 2025.

The March 31, 2026, book cost has not been adjusted for book/tax differences as of tax year end September 30, 2025. As of March 31, 2026, there are no open tax adjustments at either period end.

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USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

As of the tax year ended September 30, 2025, the most recent tax year with available information, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Accumulated net	Other cumulative	Net unrealized appreciation/
	net investment	realized loss on	effect of timing	(depreciation) on
	income	investments	differences	investments	Total
September 30, 2025	$–	$–	$–	$–	$–

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to differences due to unrealized gains and losses from underlying investments.

As of the tax year ended September 30, 2025, the Fund did not have any trading activity that resulted in any realized gain/losses.

As of March 31, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Gross Appreciation	Gross Depreciation
(excess of value over tax	(excess of tax cost over	Net Unrealized Appreciation/	Cost of Investments for Income
cost)	value)	(Depreciation)	Tax Purposes
$145,740	$–	$145,740	$8,712,817

4. INVESTMENTS

Fair value measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The following table presents information about the Fund’s assets measured at fair value as of March 31, 2026:

				Practical
Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Expedient	Total
Venture Capital Funds	$–	$–	$1,950,382	$–	$1,950,382
Special Purpose Vehicles	–	–	–	1,887,250	1,887,250
Money Market Fund	5,020,925	–	–	–	5,020,925
Total	$5,020,925	$–	$1,950,382	$1,887,250	$8,858,557

The following table summarizes the investments that are measured using net asset valuations as a practical expedient:

	Investment		Unfunded	Redemption	Redemption
Investment*	Strategy	Fair Value	Commitment	Frequency	Notice Period
NB Ventures XAI II LP	Technology	$1,887,250	-	n/a	n/a

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of March 31, 2026:

	Fair Value as of		Unobservable
Level 3 Investment*	March 31, 2026	Valuation Methodology	Inputs	Range of Inputs
Acquired Capital Fund I LP	$1,950,382	Inputs not determined by management, including recent transactions	General Partner Net Asset Value	N/A
Total	$1,950,382

* Refer to Schedule of Investments for classifications of individual securities.

In addition to the techniques and inputs noted in the above table, the Investment Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Investment Adviser’s valuation policy approved by the Board.

Annual Report | March 31, 2026	13

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements as of March 31, 2026. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the period from November 3, 2025 (commencement of operations) through ended March 31, 2026:

	Asset Type
	Venture Capital
	Funds	Total
Balance as of November 3, 2025 (commencement of operations)	$–	$–
Change in Unrealized Appreciation/(Depreciation)	150,382	150,382
Purchases	1,800,000	1,800,000
Balance as of March 31, 2026	$1,950,382	$1,950,382
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable
to Level 3 investments held at March 31, 2026	$150,382	$150,382

Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The private investment funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Purchases and Sales of Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2026 were as follows:

Proceeds from Sales of
Purchases of Securities	Securities
$3,691,892	$0

5. RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect the Fund’s business, financial condition and/or operating results.

Management Risk

Our ability to achieve our investment objective will depend on our Investment Adviser’s ability to identify, analyze and invest in Portfolio Investments that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. There can be no assurance that the Investment Adviser will be successful in investing in Portfolio Investments that meet our investment criteria, or that we will achieve our investment objective. It may be difficult to implement the Fund’s strategy unless we raise a meaningful amount of assets.

Our Investment Adviser also currently manages several pooled investment vehicles in which we have no economic interest. These investment vehicles are typically Delaware limited liability companies, which hold the securities of one or more issuers of private company stock. Managing these pooled investment vehicles requires the time of the Investment Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.

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USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Private Funds Risk

The Fund invests primarily in private funds. Private funds typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act with respect to the types of securities that may be owned, the types of trading strategies employed, including with respect to transactions with affiliates, and, in some cases, the amount of leverage that can be used. Accordingly, securities of the Investment Vehicles, as well as the Portfolio Companies in which the Investment Vehicles invest, tend to be more illiquid and highly speculative. Private funds have complex fee structures, including performance fees, that are broader than what is permitted for registered funds, and Shareholders may pay these fees indirectly by investing in this Fund. Furthermore, the Fund may have challenges in monitoring operations and performance of private funds due to the inability to access information about private fund investments and valuations. The Fund can only value private funds at NAV if permitted by applicable accounting standards.

Additionally, the Fund may make secondary investments in Investment Vehicles. Secondary investments refer to investments in Investment Vehicles through the acquisition of an existing interest by one investor from another in a negotiated transaction. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions. Secondary investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame. Secondary investments may also include newly established Investment Vehicles that are fully funded at the time of the Fund’s acquisition. Secondary investments may be acquired at a discount to an Investment Vehicle’s NAV. As a result, secondary investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV, since any such discounted secondary investment will be marked to its net asset value, which may be a price that is higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of secondary investments, the Fund may generate distributable gains that are taxable to shareholders. Accordingly, the overall performance and net asset value of the Fund may be significantly impacted by the acquisition price paid by the Fund for its investments in secondaries. Because secondary investments are generally made when an Investment Vehicle has exited its initial investment period (typically three to seven years after the fund commences operations) and has deployed a significant portion of its capital into portfolio companies, secondary investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

Secondary Transaction Risk

With respect to purchases of securities pursuant to purchase agreements that the Fund will enter into for secondary transactions with eligible securityholders of Portfolio Companies, the Fund may be subject to the risk that the Fund may not timely obtain required approvals or waivers of contractual transfer restrictions following the execution of a purchase agreement. Typically, the transfer restriction that we will require a waiver of after the signing of a purchase agreement is the issuer’s right of first refusal (“ROFR”) for the issuer to purchase the securities that we seek to acquire pursuant to the purchase agreement. While the Fund expects that it will be able to obtain required approvals or waivers of contractual transfer restrictions generally within two weeks of executing a purchase agreement, there may be cases in which it may take longer than two weeks to obtain the requested approval or waiver. The Fund will generally structure its purchase agreements for the acquisition of securities issued by Portfolio Companies to provide that approval of the transfer of securities or waiver of the transfer restrictions must be obtained within 35 days from the date of the execution. The purchase agreements will generally provide that in any such case, the agreement will terminate automatically if (i) approval of the transfer of securities or waiver of the transfer restrictions is not obtained within 35 days from the signing of the purchase agreement, or (ii) the closing of the purchase agreement, which is completed upon the wiring and receipt of the funds and the Fund receiving written notice of the recording of the transfer of the securities on the books and records of the issuer of the subject securities, does not occur within 35 days from the signing of the purchase agreement. These purchase agreements will not be treated as forward contracts (included in the definition of “derivatives transaction” in Rule 18f-4(a) under the 1940 Act), nor as unfunded commitment agreements described in Rule 18f-4(e).

With respect to purchase agreements that are subject to transfer restrictions (such as a ROFR) at the time of signing, the Fund concludes that it would be appropriate to record the purchase at the time when any and all transfer restrictions have been satisfied. Investors in the Fund should understand that this conclusion is subject to different interpretations by regulatory agencies, courts and other bodies having oversight authority. If one or more of these authorities reach a different conclusion as it pertains to recognition of purchase agreements, it could result in the Fund misstating the value of our assets.

Information Technology Sector

The information technology sector in which the Fund will principally invest, directly or indirectly, is subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns. The Fund’s performance may be closely tied to the performance of information technology issuers and, as a result, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The revenues, income (or losses) and valuations of companies in the information technology sector can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in the information technology sector have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies underlying the Fund’s Portfolio Investments that operate in the information technology sector may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that the Fund may hold directly or indirectly therein.

Annual Report | March 31, 2026	15

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Valuation Risk

The Fund’s NAV will be based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest, directly or through Investment Vehicles, in private companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and, where private market prices are available, such prices may be unreliable, or such securities will be illiquid. At any point in time, there may be few recent purchase or sale transactions or offers on private markets on which to base the value of a given private security. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, pursuant to fair valuation procedures and methodologies approved by the Board. The Board has designated the Investment Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. While the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the underlying companies or funds, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies and private funds, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Shareholders.

Because valuation of the private securities will be difficult, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV.

Illiquidity of Fund Shares

There is presently no market for the Fund’s Shares, which are highly illiquid and currently can be sold by Shareholders only in the quarterly repurchase program of the Fund, which is at the sole discretion of the Board; unless and until a secondary market for the Fund’s Shares develops, which the Fund has no reason to anticipate at this time, you will not be able to control the timing or the number of Shares which you desire to sell. The Fund’s Shares have no history of public trading, nor is it intended that they will be listed on a public exchange at this time.

Even though the Fund may make quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid. There is no guarantee that you will be able to sell the amount of Shares that you wish to tender in connection with a given repurchase offer. Shareholders may tender more Shares than the Fund has offered to repurchase. If so, the Fund will repurchase the Shares tendered on a pro rata basis, if at all, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Shares that are tendered in a repurchase offer will be repurchased. There is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a given year, thereby increasing the likelihood that a proration will occur. Each of these factors may further limit the liquidity of the Fund’s Shares.

Potential Illiquidity of the Fund’s Investments

The Fund intends to invest principally in securities of private funds and SPVs and private companies that are thinly traded and less liquid than other investments, or whose liquidity decreases in response to market developments or adverse investor perceptions. These securities may also be subject to “lock-up agreements” restricting their sale. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund, or the management of the relevant Investment Vehicle, as applicable, may not be able to sell an investment, or a portion of an investment, when the Investment Adviser (or the investment adviser of such Investment Vehicle) believes that doing so would maximize returns. In addition, because private company and private fund securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. As a result, even if the investment adviser of the applicable Investment Vehicle is able to sell its Portfolio Company securities on behalf of such Investment Vehicle when it desires to do so (or the Investment Adviser is able to sell Portfolio Company securities on behalf of the Fund when it desires to do so), the Fund or such Investment Vehicle may have to accept a lower price than the price determined by the Fund for such securities in accordance with its valuation procedures. The inability to sell one or more portfolio positions, directly or indirectly, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund or an Investment Vehicle is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV.

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USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Alternatively, because securities of private companies are generally limited in number, the Fund or the applicable Investment Vehicle may pay a higher price for securities of companies the Investment Adviser or the investment adviser of such Investment Vehicle believes to be promising. Paying such a premium may adversely affect the Fund’s returns.

Concentration Risk

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements and our fundamental policy that requires us to invest at least 25% of our total assets in the information technology sector, we do not have fixed guidelines for diversification, and our investments could be focused on relatively few Portfolio Investments. As a result, a downturn in any particular industry in which a significant number of our direct or indirect Portfolio Companies operate could materially adversely affect us.

The Investment Vehicles in which we invest will likely invest 25% or more of the value of their total assets in the information technology sector. As a result, the Fund will be subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Vehicles, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.

While the Fund seeks to provide broad-based access to Investment Vehicles with exposure to private growth-oriented companies, the Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single Portfolio Investment. However, we intend to conduct our operations so as to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which generally will relieve the Fund of any liability for U.S. federal income tax to the extent our earnings are distributed to stockholders. Because we, as a non-diversified investment company, may invest in a smaller number of individual Portfolio Investments than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company.

Venture Capital Risks

We do not intend to, nor do we anticipate that we will, take controlling equity positions in our Portfolio Companies. As a result, we will be subject to the risk that a Portfolio Investment may make business decisions with which we disagree, and the stockholders, investors and/or management of a Portfolio Investment (or underlying Portfolio Company) may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our direct or indirect Portfolio Companies may have interests that differ from that of the relevant Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in a Portfolio Investment. Due to the lack of liquidity for the investments that we will typically hold, we may not be able to dispose of our investments in the event we disagree with the actions of a Portfolio Company or its substantial shareholders (and it is highly likely that, to the extent we hold an indirect interest in such Portfolio Company that we will not be able to dispose of our investment in the relevant Investment Vehicle as it relates to such Portfolio Company), and may therefore suffer a decrease in the value of our investments.

We pay an Advisory Fee to the Investment Adviser and most if not all of the Investment Vehicles in which we invest will also charge a fee to investors for investment management, the Fund will incur higher and duplicative expenses, including advisory fees, when it invests in Investment Vehicles than a fund that invests directly into Portfolio Companies. The fees paid by Investment Vehicles to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains, which are considered performance fees. The Fund will bear its proportionate share of the management fees and other expenses that are charged by an Investment Fund in addition to the management fees and other expenses paid by the Fund. The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Vehicles selected. Each Investment Vehicle has its own investment risks, and those risks can affect the value of the Investment Vehicles’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Vehicle will be achieved. An Investment Vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Vehicle at a time that is unfavorable to the Fund. The Fund may also be unable to liquidate its investment in a private Investment Vehicle when desired. Because the Fund will invest in Investment Vehicles that are not registered as investment companies, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Investment Vehicles’ investments as such Investment Vehicles’ managers. Investments in Investment Vehicles generally will be illiquid and generally may not be transferred without the consent of the managers of the applicable Investment Vehicle. The Fund may be unable to liquidate its investment in an Investment Vehicle when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an Investment Vehicle, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from an Investment Vehicle except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Investment Vehicle due to poor performance or other reasons. While most of the Investment Vehicles in which the Fund makes its investments will not require the Fund to make a “capital commitment” (i.e., a commitment made by the Fund to pay money to fund the Fund’s investment in tranches called by the investment advisor of such Investment Vehicle at the times and in the manner set forth in the Fund’s agreement with the Investment Vehicle to make such capital commitments), to the extent we do make investments in Investment Vehicles with a “capital commitment”, any failure on behalf of the Fund to fund such capital commitments, when called, could result in various penalties of default, including (i) a reduction or a complete loss of the Fund’s initial investment(s) in such Investment Vehicle; (ii) a prohibition from making additional investments in the Investment Vehicle; and (iii) any other actions that the Investment Vehicle may bring against the Fund.

Annual Report | March 31, 2026	17

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Market Risk

International conflicts in Eastern Europe and the Middle East have led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of the Fund’s debt and equity investments.

6. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers, the Fund Board, the Investment Adviser, and distributor for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2026, the Fund had unfunded commitments in the amount of $3,200,000. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments, which were as follows:

Private Investment	Fair Value	Unfunded Commitment
Acquired Capital Fund I LP	$1,950,382	$3,200,000
	$1,950,382	$3,200,000

7. FEES AND EXPENSES

Advisory Fee and Arrangements

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with the Investment Adviser. Pursuant to the Investment Advisory Agreement, the Fund will pay a fee (“Advisory Fee”) to the Investment Adviser as compensation for its Investment Advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.00% of the average daily calculated NAV of the Fund and shall be paid quarterly in arrears.

The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to waive its management fees and/or reimburse the Fund’s expenses to limit the total expenses of the Fund excluding certain expenses (“Excluded Expenses”). For the period November 3, 2025 (commencement of operations) through November 23, 2025, the total expenses of the Fund were limited to an annual rate of 1.00% of the average net asset value of the Fund, excluding the following expenses: (i) the Advisory Fee; (ii) organizational and offering expenses; (iii) any administrative, distribution, servicing, account opening, shareholder servicing, transfer and sub-transfer agency and sub-accounting fees, and all expenses in connection with shareholder meetings and/or proxy solicitations; (iv) all acquired fund fees and expenses and all transactional costs, including legal, structuring, audit, and brokerage commissions, associated with consummated and unconsummated acquisitions, dispositions and maintenance of investments by the Fund; (v) interest, borrowing costs and expenses (including those associated with lines of credit and credit facilities); (vi) all federal, state, local and foreign taxes; (vii) merger or reorganization expenses; and (viii) extraordinary expenses distinguished by their unusual nature or infrequency, including, without limitation, costs incurred in connection with litigation, arbitration, mediation, indemnification, government investigations, claims or proceedings, and any expenses in connection with holding and/or soliciting proxies for annual or other meetings of shareholders.

Pursuant to an amendment to the Expense Limitation Agreement, effective November 24, 2025, the total expenses of the Fund are limited to an annual rate of 0.30% of the average net asset value of the fund, excluding the following expenses: (i) Advisory Fees, (ii) shareholder services fees, (iii) acquired fund fees and expenses, (iv) all federal, state, local and foreign taxes, (v) merger or reorganization expenses, (vi) extraordinary expenses distinguished by their unusual nature or infrequency, including, without limitation, costs incurred in connection with litigation, arbitration, mediation, indemnification, government investigations, claims or proceedings, and any expenses in connection with holding and/or soliciting proxies for annual or other meetings of shareholders) and (vii) interest, borrowing costs and expenses (including those associated with lines of credit and credit facilities).

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USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

On May 15, 2026, the Investment Adviser agreed to apply the provisions of the amendment to the Expense Limitation Agreement from November 24, 2025 to the Funds expenses for the period November 3, 2025 (commencement of operations) through November 23, 2025.

The Expense Limitation Agreement is effective until November 24, 2026, and from year to year thereafter; provided that each such continuance is specifically approved by the Board and the Investment Adviser. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the Expense Limitation in effect at the time of waiver/reimbursement or at the time of recoupment and the reimbursement is made within three years after the time at which the Investment Adviser reduced the fee or incurred the expense. As of March 31, 2026, the amount potentially recoverable by the Investment Adviser under the Expense Limitation Agreement is $555,135, which can be reimbursed no later than the dates below:

Period	Amount
March 31, 2029	$555,135

The Investment Adviser incurred the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares. Pursuant to an Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Fund was obligated to reimburse the Investment Adviser for any such payments within three years of the Investment Adviser incurring such expenses only if and to the extent that the Fund’s net assets exceed $100,000,000. However, on May 15, 2026, the Investment Adviser agreed that it would not seek reimbursement from the Fund for any organizational and offering costs of the Fund which it had paid, therefore no organizational or offering costs are included in the Fund's financial statements. As of March 31, 2026, the Investment Adviser has paid or accrued $1,059,375 of the Fund’s organization and offering costs for which it has agreed not to seek reimbursement under the Expense Reimbursement Agreement.

Fund Administrator and Transfer Agent Fee

The Fund has entered into a Services Agreement (the “Services Agreement”) with SS&C GIDS, Inc., the administrator (“Fund Administrator”) and transfer agent (“Transfer Agent”) of the Fund to perform certain financial, accounting, corporate, administrative, registrar, transfer agent and other services on behalf of the Fund, including providing the services of the Chief Compliance Officer of the Fund. The Fund Administrator and Transfer Agent will be paid a monthly fee (“Services Fee”) by the Fund. The Services Fee is based on the Fund Administrator and Transfer Agent’s standard schedules of fees charged by it for similar services. The Fund may retain other service providers affiliated with the Fund Administrator and Transfer Agent to perform the administrative services that would otherwise be performed by the Fund Administrator and Transfer Agent and such service providers may be located outside of the United States.

Custodian Fee

The Fund has entered into a custody agreement (“Custody Agreement”) with U.S. Bank, N.A. (“Custodian”) to act as the Fund’s custodian of all assets delivered to and accepted by the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with sub-custodians and/or depositories. The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services.

Repurchase Fee

Shareholders who choose to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than one year. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for one year or more are not subject to the 2.00% fee. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for repurchasing Shares and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases. The Board has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Board at any time.

Shareholder Services Fee

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to 0.25% of its daily average NAV.

Annual Report | March 31, 2026	19

USVC Venture Capital Access Fund

Notes to Financial Statements

March 31, 2026

Distributor Expenses

The Fund has entered into a Distribution Agreement with each of ALPS Distributors, Inc. (“ALPS”) and North Capital Private Securities Corporation (“North Capital”) (each, a “Distributor” and together, the “Distributors”) to act as a distributor for the Shares. Each Distributor bears all of its expenses of providing distribution services as described under the applicable Distribution Agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by each Distributor under the applicable Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Shares under the United States securities laws and the registration and qualification of Shares for sale in the various jurisdictions in which the Fund will determine it is advisable to qualify such Shares for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). Each Distributor serves in such capacity on a best efforts basis, subject to various conditions, and may enter into related selling group agreements with various Financial Intermediaries to assist in the distribution of Shares. Shares are available to investors investing through Financial Intermediaries where such Financial Intermediary has agreed to provide certain administrative services.

Pursuant to each Distribution Services Letter Agreement between the Investment Adviser and each Distributor, the Investment Adviser will pay each Distributor certain fees for providing marketing and sales support services to the Fund and the Investment Adviser and reimburse certain out-of-pocket expenses incurred by each Distributor in connection therewith. Such fees shall be paid out of the legitimate assets of the Investment Adviser.

8. SEGMENT REPORTING

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization.” The chief operating decision maker (“CODM”) of the Fund is the Chief Executive Officer of the Fund. The financial information in the form of the Fund's portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund's performance and to make operational decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. These metrics also aid the CODM in determining distributions to shareholders. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as "total assets" and significant segment expenses are listed on the accompanying Statement of Operations.

9. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no events that would require adjustment to or disclosure in the Fund’s Statement of Assets and Liabilities and related notes.

In April 2026, the Fund entered into an agreement with Trailmark Fund Solutions, LLC (“Trailmark”) to provide Fund Accounting, Fund Administration and Transfer Agent services to the Fund, and entered into an agreement with Gryphon Compliance Services, LLC (“Gryphon”) to provide compliance services to the Fund, including providing the services of the Chief Compliance Officer. Fees for Trailmark and Gryphon’s services are based on each service provider’s standard schedules of fees charged for similar services. These services transitioned from SS&C GIDS, Inc. to Trailmark and Gryphon, respectively, effective April 28, 2026.

On May 15, 2026, the Investment Adviser agreed that it would (i) not seek reimbursement under the Expense Reimbursement Agreement from the Fund for any of the organizational or offering charges it paid on behalf of the Fund, and (ii) apply the provisions of the amendment to the Expense Limitation Agreement from November 24, 2025 to the Funds expenses for the period November 3, 2025 (commencement of operations) through November 23, 2025.

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no other events that would require adjustment to or disclosure in the Fund’s Statement of Assets and Liabilities and related notes.

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USVC Venture Capital Access Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of USVC Venture Capital Access Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USVC Venture Capital Access Fund (the Fund), including the schedule of investments, as of March 31, 2026, the related statements of operations, changes in net assets, and cash flows for the period from November 3, 2025 (commencement of operations) to March 31, 2026, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the period November 3, 2025 (commencement of operations) through March 31, 2026. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in net assets, cash flows and financial highlights for the period from November 3, 2025 (commencement of operations) to March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and underlying fund advisors, or by other appropriate auditing procedures where replies from underlying fund advisors were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Fund's auditor since 2025.

Denver, Colorado

May 29, 2026

Annual Report | March 31, 2026	21

USVC Venture Capital Access Fund

Approval of Investment Advisory Agreements

March 31, 2026

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (“Board”) of USVC Venture Capital Access Fund (“Fund”), a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (“Independent Trustees”), approved the Investment Advisory Agreement (“Agreement”) between the Fund and AngelList Asset Management, LLC (“Adviser”) at an in-person meeting held on September 18, 2025.

The Fund’s Board has the responsibility under the 1940 Act to approve the Fund’s proposed Agreement for their initial two-year term and for any renewal thereafter at an in-person meeting of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund’s Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one.

In connection with the approval of the Agreement, the Independent Trustees met with counsel to the Fund in executive session. Counsel to the Fund reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to approve the Agreement, the Fund’s Board reviewed certain information provided to the Board by the Adviser, including, among other things, information concerning the services to be rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and the Adviser’s operations, compliance programs and risk management.

In determining whether to approve the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services to be provided by the Adviser — With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Agreement and information describing the Adviser’s organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests, the integrated platforms of the Adviser and its affiliates and the benefits, resources and opportunities of the platforms that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, including the members of the Allocation Committee, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were also considered.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, it was noted that because the Fund had not commenced operations, it did not have its own performance history. Instead, the Board reviewed and considered the Adviser’s past performance record with other accounts investing in similar types of securities, as applicable.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board noted that, because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser. The Board did, however, consider estimates of the profitability to the Adviser derived from its relationship to the Fund, and the assumptions made in providing these estimates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board recognized that, because the Fund had not yet commenced operations, economies of scale were difficult to measure and identify at this stage and that the Fund’s future size was uncertain.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the proposed management fees and expenses, the Board considered the Fund’s management fees and the Fund’s expected expense ratio in absolute terms and as compared with the fees and expenses of comparable peer groups of unaffiliated funds provided by the Adviser. The Board noted that the Fund’s advisory fees were generally in line with those of comparable funds identified by the Adviser. The Board also considered the Adviser’s commitment to enter into an Expense Limitation Agreement and Expense Reimbursement Agreement with the Fund.

22	www.usvc.com

USVC Venture Capital Access Fund

Approval of Investment Advisory Agreements

March 31, 2026

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Adviser and its affiliates from its relationship with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser. However, the Board recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreement. Based on the discussions and considerations as described above, the Board, including the Independent Trustees, voted to approve the Agreement for an initial two-year period.

APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

The Board approved an amended and restated Investment Advisory Agreement (“Amended and Restated Agreement”) between the Fund and the Adviser at a meeting held on October 29, 2025, subject to shareholder approval. The Board noted that the Amended and Restated Agreement contains certain clarifying changes in connection with the then-current shutdown of the Securities and Exchange Commission, but that no other changes were proposed to the Amended and Restated Agreement, including to its term.

In connection with the approval of the Amended and Restated Agreement, counsel to the Fund reviewed with the Independent Trustees the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to approve the Amended and Restated Agreement, the Fund’s Board reviewed certain information previously provided to the Board by the Adviser, including, among other things, information concerning the services to be rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and the Adviser’s operations, compliance programs and risk management.

In approving the Amended and Restated Agreement, the Board determined that it was appropriate to rely on its consideration at its September 18, 2025 meeting of the above factors, as well as its conclusions with respect to those factors and with respect to the approval of the Amended and Restated Agreement.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Amended and Restated Agreement. Based on the discussions and considerations as described above, the Board, including the Independent Trustees, voted to approve the Amended and Restated Agreement through October 29, 2027.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Board also approved a new Investment Advisory Agreement (“New Agreement”) between the Fund and the Adviser at a meeting held on October 29, 2025 to be effective on or about November 30, 2025, subject to shareholder approval. The Board noted that the New Agreement contains no changes to the terms of the Amended and Restated Agreement or to the current advisory fees. The Board was asked to consider the approval of the New Agreement in light of the anticipated transaction at the Adviser whereby the Adviser’s Class A voting interests would be reallocated among five managers, which was deemed to constitute a change of control of the Adviser, and, as required by the 1940 Act, result in the corresponding automatic termination of the previous investment advisory agreement between the Fund and the Adviser. The Board then noted that the Adviser has advised that the transaction is not expected to result in any material changes to the manner in which the Adviser currently provides investment management services to the Fund and that the transaction also is not expected to result in changes in the personnel providing portfolio management services to the Fund.

In connection with the approval of the New Agreement, counsel to the Fund reviewed with the Independent Trustees the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to approve the New Agreement, the Fund’s Board reviewed certain information previously provided to the Board by the Adviser, including, among other things, information concerning the services to be rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and the Adviser’s operations, compliance programs and risk management.

Annual Report | March 31, 2026	23

USVC Venture Capital Access Fund

Approval of Investment Advisory Agreements

March 31, 2026

In approving the New Agreement, the Board determined that it was appropriate to rely on its consideration at its September 18, 2025 meeting of the above factors, as well as its conclusions with respect to those factors and with respect to the approval of the New Agreement.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Agreement. Based on the discussions and considerations as described above, the Board, including the Independent Trustees, voted to approve the New Agreement through October 29, 2027.

24	www.usvc.com

USVC Venture Capital Access Fund

Additional Information

March 31, 2026 (Unaudited)

Quarterly Schedule of Investments

The Fund files its completed schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained upon request and without charge by calling the Fund toll-free at (888) 200-4361 or on the Fund’s website at www.usvc.com.

Proxy Voting

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (888) 200-4361 or on the SEC’s website at www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 will be available, once the Fund completes its first such period, without charge upon request by calling the Fund toll-free at (888) 200-4361, www.usvc.com or on the SEC's website at www.sec.gov.

Dividend Information

Shareholders automatically participate in the Fund's dividend reinvestment policy unless a shareholder elects not to have distributions, including capital gain distributions, automatically reinvested. Shareholders who do not wish to have distributions automatically invested should notify the Fund's transfer agent at least 30 days prior to the record date of the distribution by writing to: USVC Venture Capital Access Fund, c/o Trailmark Fund Services, LLC, 3000 Auburn Drive., Ste 410, Beachwood, OH 44122.

Annual Report | March 31, 2026	25

USVC Venture Capital Access Fund

Trustees and Officers

March 31, 2026

The Board has overall responsibility for monitoring the Fund’s investment program and its management and operations. Each Trustee will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement. Officers are appointed by the Trustees of the Fund to actively oversee its day-to-day operations and serve at the pleasure of the Board. Each Trustee's and officers’ address is c/o USVC Venture Capital Access Fund, 140 Lakeside Avenue, Suite 100, Seattle, WA 98122.

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Public Company Directorships
David Borecky Year of Birth: 1984	Independent Trustee	Since inception	Independent Advisor & Strategic Finance Consultant (July 2025 to present);Partner at Andressen Horowitz (2026 to present); Chief Financial Officer, ApplyBoard (2023 to 2025); Chief Financial Officer & VP (2021 to 2023), Chief Accounting Officer, Impossible Foods 2019 to 2021).	Not applicable.	Director and Audit Committee Chair, MustGrow Biologics Corp (2020 to present).
Nimesh Gupta Year of Birth: 1981	Independent Trustee	Since inception	CEO & Co-Founder, Briefly (2023 to present); Managing Partner & Co-Founder, Crosspath Capital (2021 to present); COO & Co- Founder, OneMob (2014 to 2021)	Not applicable.	None.
Erik Syvertsen Year of Birth: 1981	Interested Trustee, President and Chief Executive Officer	Since inception	Chief Legal Officer (2017 to present), Head of Customer Relations (January 2024 to December 2025), and Head of Asset Management (July 2025 to present), AngelList	Not applicable.	None.
Daniel Hess Year of Birth: 1974	Principal Financial Officer and Principal Accounting Officer	Since inception	Director of PFO Services at PINE Advisor Solutions (2025 to present); Managing Director, U.S. Bancorp Asset Management, Inc. (2001 to 2025)	Not applicable.	Not applicable.
Carlene Pollock Year of Birth: 1967	Assistant Treasurer	Since inception	Associate Director of PFO Services at PINE Advisor Solutions (2025 to present); Director and CFO Barings Funds Trust (2016 to 2021)	Not applicable.	Not applicable.
Jonathan Wowak Year of Birth: 1976	Chief Compliance Officer	Since April 2026	Director of Compliance Services of Gryphon Compliance Services, LLC (December 2023 to present); Managing Director, ACA Global (2022 to 2023); Chief Financial and Operating Officer of Cipperman Compliance Services, LLC (2016 to 2022).	Not applicable.	Not applicable.

Further information on the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the Fund's Statement of Additional Information, which is available upon request and free of charge by calling the Fund toll-free (888) 200-4361 or on the Fund's website at www.usvc.com.

26	www.usvc.com

This material must be preceded or accompanied by a prospectus. The USVC Ven-ture Capital Access Fund (USVC) is distributed by ALPS Distributors, Inc. LLC. All rights reserved.

©2026 USVC, all rights reserved. www.usvc.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Senior Code of Ethics is filed herewith as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

(a)(2)	The Board of Trustees of the Registrant has designated David Borecky as the Registrant’s Audit Committee Financial Expert. David Borecky is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended March 31, 2026, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $136,500, of which $73,500 were organizational costs paid by the Registrant’s Adviser.

(b)

Audit-Related Fees: For the Registrant’s fiscal year ended March 31, 2026, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0.

(c)	Tax Fees: For the Registrant’s fiscal year ended March 31, 2026, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $7,875.

(d)	All Other Fees: For the Registrant’s fiscal year ended March 31, 2026, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0.

(e)(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the Registrant’s fiscal year ended March 31, 2026, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the Registrant.

(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund may invest in securities issued by Portfolio Investments. As such, it is expected that proxies and consent requests received by the Fund will deal with matters related to the operative terms and business details of such Portfolio Investments.

To the extent that the Fund receives notices or proxies from Portfolio Investments, the Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the oversight of the Board of Trustees. The Investment Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Investment Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)	The Investment Adviser will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)	election of directors (where there are no related corporate governance issues);

(B)	selection or reappointment of auditors (where there is no compelling evidence of a lack of independence, accounting irregularities or negligence); or

(C)	increasing authorized common stock.

(ii)	The Investment Adviser will generally vote against proposals that:

(A)	make it more difficult to replace members of the issuer’s board of directors or board of trustees; and

(B)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of the Investment Adviser).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), the Investment Adviser shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interests of the Fund. In doing so, the Investment Adviser will evaluate a number of factors which may include (but are not limited to): (i) the performance or financial condition of the Portfolio Investment in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry. In the event of a conflict between the best interests of the Shareholders and the best interests of the Investment Adviser, the Fund will engage an independent third party to evaluate the proposal in question, and to make a recommendation to the Investment Adviser as to how it should vote on such proposal.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Adviser who is primarily responsible for the day-to-day management of the Registrant’s portfolio is Ankur Nagpal.

Ankur Nagpal. Ankur Nagpal serves as USVC’s portfolio manager and as a member of the Investment Committee. Mr. Nagpal has experience as both an investor and founder. He is the Founding Partner of Vibe Capital, a venture fund through which he has invested in more than 200 early-stage technology companies globally across two funds totaling over $60 million. Mr. Nagpal is also a serial entrepreneur. He founded Teachable, Inc., a platform for creators, which he sold for $250 million in 2020, and Carry Technologies, Inc. (“Carry”), a financial technology company supporting retirement account investing. He holds a Bachelor of Arts and Bachelor of Science in Economics, Electrical Engineering, and Computer Science from the University of California, Berkeley.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by the named portfolio manager as of March 31, 2026:

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Registered Investment Companies with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Ankur Nagpal	0	0	0	0

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Ankur Nagpal	25	$110.8 million	25	$110.8 million

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Ankur Nagpal	0	0	0	0

Conflicts of Interest

In connection with the proposed acquisition of Carry by AL Venture, LLC, Mr. Nagpal received, as a common stockholder of Carry, consideration that includes contingent payments tied to the Fund's growth in assets under management. The Fund’s portfolio manager may have an indirect ownership interest in AngelList and/or its affiliates, which could create potential conflicts of interest.

(a)(3) The portfolio manager receives a fixed annual salary and potential for a discretionary bonus, which is dependent upon the overall performance of the Investment Adviser and the Investment Adviser’s assets under management with respect to the Fund. The portfolio manager does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

(a)(4) As of March 31, 2026, Ankur Nagpal beneficially owned $100,001-$500,000 of equity securities in the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USVC Venture Capital Access Fund

By:	/s/ ERIK SYVERTSEN
Erik Syvertsen
President and Chief Executive Officer
(Principal Executive Officer)

Date:  June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ERIK SYVERTSEN
Erik Syvertsen
President and Chief Executive Officer
(Principal Executive Officer)

Date:  June 5, 2026

By:	/s/ DANIEL HESS
Daniel Hess
Chief Financial Officer
(Principal Financial Officer)

Date:  June 5, 2026